UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 4, 2012 (August 30, 2012)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

On August 30, 2012 (the “Yucca Valley East PPAs Effective Date”), our wholly-owned subsidiaries, Coronus Yucca Valley East 1 LLC and Coronus Yucca Valley East 2 LLC, entered into two identical Power Purchase Agreements (the “Yucca Valley East PPAs”) with Southern California Edison (“SCE”). The Yucca Valley East PPAs relate to our applications for interconnection service and the CREST tariff for two 1.5 MW solar PV power systems (the “Yucca Valley East 1 and Yucca Valley East 2 Projects”) on the 34.07 acre parcel of vacant land, situated east of Yucca Valley, in the County of San Bernardino, California (the “Yucca Valley East Property”), our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), acquired on August 17, 2012.

The Yucca Valley East PPAs are standardized, must-take, full buy/ sell, power purchase agreements, where SCE purchases all of the Yucca Valley East 1 and Yucca Valley East 2 Projects’ generation, net of station use. The term of the Yucca Valley East PPAs is 20 years. The price SCE pays for the generation shall be premised on the adopted 2011 Market Price Referent, and shall be adjusted according to SCE’s time of delivery periods and energy allocation factors, as scheduled in the Yucca Valley East PPAs. Initial operation of the Yucca Valley East 1 and Yucca Valley East 2 Projects must be no later than eighteen months from the Yucca Valley East PPAs Effective Date. The Yucca Valley East PPAs include, but are not limited to, provisions in respect of termination, facility operation, billing and payment, curtailment, and insurance. Additionally, on or before the thirtieth day following the Yucca Valley East PPAs Effective Date, we are required to post and maintain development fees (the “Yucca Valley East Development Securities”) equal to $37,604 per Yucca Valley East PPA. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facilities, SCE shall return the Yucca Valley East Development Securities to us within thirty days of each facility’s initial operation.

On August 30, 2012 (the “29-Palms North PPAs Effective Date”), our wholly-owned subsidiaries, Coronus 29-Palms North 1 LLC, Coronus 29-Palms North 2 LLC, and Coronus 29-Palms North 3 LLC, entered into three identical Power Purchase Agreements (the “29-Palms North PPAs”) with SCE. The 29-Palms North PPAs relate to our applications for interconnection service and the CREST tariff for three 1.5 MW solar PV power systems (the “29-Palms North 1, 29-Palms North 2, and 29-Palms North 3 Projects”) in respect of the 12kV distribution circuit that feeds the 39.25 acre parcel of vacant land, situated north of Twentynine Palms, in the County of San Bernardino, California (the “29-Palms North Property”), Coronus acquired on May 16, 2011.

The 29-Palms North PPAs are standardized, must-take, full buy/ sell, power purchase agreements, where SCE purchases all of the 29-Palms North 1, 29-Palms North 2, and 29-Palms North 3 Projects’ generation, net of station use. The term of the 29-Palms North PPAs is 20 years. The price SCE pays for the generation shall be premised on the adopted 2011 Market Price Referent, and shall be adjusted according to SCE’s time of delivery periods and energy allocation factors, as scheduled in the 29-Palms North PPAs. Initial operation of the 29-Palms North 1, 29-Palms North 2, and 29-Palms North 3 Projects must be no later than eighteen months from the 29-Palms North PPAs Effective Date. The 29-Palms North PPAs include, but are not limited to, provisions in respect of termination, facility operation, billing and payment, curtailment, and insurance. Additionally, on or before the thirtieth day following the 29-Palms North PPAs Effective Date, we are required to post and maintain development fees (the “29-Palms North Development Securities”) equal to $38,250 per 29-Palms North PPA. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facilities, SCE shall return the 29-Palms North Development Securities to us within thirty days of each facility’s initial operation.

On August 30, 2012 (the “Hesperia West 2 Effective Date”), our wholly-owned subsidiary, Coronus Hesperia West 2 LLC, entered into a Power Purchase Agreement (the “Hesperia West 2 PPA”) with SCE. The Hesperia West 2 PPA relates to our application for interconnection service and the CREST tariff for a 1.5 MW solar PV power system (the “Hesperia West 2 Project”) on the 20 acre parcel of vacant land, situated west of Hesperia, in the County of San Bernardino, California (the “Hesperia West Property”), the Vacant Land Purchase Agreement of which we assigned to Sycamore Physicians Partners LLC (“Sycamore”), pursuant to the Solar Photovoltaic Asset Sale Agreement (the “Solar PV Asset Sale Agreement”) we entered into with them on April 5, 2012.

The Hesperia West 2 PPA is a standardized, must-take, full buy/ sell, power purchase agreement, where SCE purchases all of the Hesperia West 2 Project’s generation, net of station use. The term of the Hesperia West 2 PPA is 20 years. The price SCE pays for the generation shall be premised on the adopted 2011 Market Price Referent, and shall be adjusted according to SCE’s time of delivery periods and energy allocation factors, as scheduled in the Hesperia West 2 PPA. Initial operation of the Hesperia West 2 Project must be no later than eighteen months from the Hesperia West 2 Effective Date. The Hesperia West 2 PPA includes, but is not limited to, provisions in respect of termination, facility operation, billing and payment, curtailment, and insurance. Additionally, on or before the thirtieth day following the Hesperia West 2 Effective Date, we are required to post and maintain a development fee (the “Hesperia West 2 Development Security”) equal to $37,604. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facility, SCE shall return the Hesperia West 2 Development Security to us within thirty days of initial operation.

ITEM 2.03      CREATION OF A DIRECT FINANCIAL OBLIGATION.

On August 30, 2012, in relation to the Yucca Valley East PPAs, as disclosed above under Item 1.01, we incurred a direct obligation to post and maintain the Yucca Valley East Development Securities equal to $37,604 per Yucca Valley East PPA. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facility, SCE shall return the Yucca Valley East Development Securities to us within thirty days of each facility’s initial operation.

On August 30, 2012, in relation to the 29-Palms North PPAs, as disclosed above under Item 1.01, we incurred a direct obligation to post and maintain the 29-Palms North Development Securities equal to $38,250 per 29-Palms North PPA. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facilities, SCE shall return the 29-Palms North Development Securities to us within thirty days of each facility’s initial operation.

On August 30, 2012, in relation to the Hesperia West 2 PPA, as disclosed above under Item 1.01, we incurred a direct obligation to post and maintain the Hesperia West 2 Development Security equal to $37,604. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facility, SCE shall return the Hesperia West 2 Development Security to us within thirty days of initial operation.

ITEM 7.01      REGULATION FD DISCLOSURE.

As disclosed above under Item 1.01, we announced today Coronus Yucca Valley East 1 LLC and Coronus Yucca Valley East 2 LLC’s entry into the Yucca Valley East PPAs with SCE, Coronus 29-Palms North 1 LLC, Coronus 29-Palms North 2 LLC, and Coronus 29-Palms North 3 LLC entry into the 29-Palms North PPAs with SCE, and Coronus Hesperia West 2 LLC’s entry into the Hesperia West 2 PPA with SCE.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of September, 2012.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors